SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: November 15, 2006
(Date of earliest event reported)

eLEC COMMUNICATIONS CORP.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-4465	13-2511270
(Commission File No.)	(I.R.S. Employer
Identification No.)

75 South Broadway, Suite 302
White Plains, New York 10601
(Address of principal executive offices; zip code)

(914) 682-0214
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17
CFR 240.13e-4(c))
404839/04081.00042

SECTION 2 – FINANCIAL INFORMATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-
Balance Sheet Arrangement of a Registrant.

As previously reported, on June 2, 2006 the Company consummated a private placement with Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus”), pursuant to which the
Company issued to Laurus a secured term note in the principal amount of $1,700,000 (the
“Note”). The Note was divided into two pieces, consisting of an “Amortizing Principal Amount”
of $650,000 and a “Non-Amortizing Principal Amount” of $1,050,000. On June 2, 2006, the
Company received the Amortizing Principal Amount, and the Non-Amortizing Principal Amount
was placed in a restricted cash account and held in escrow pending a future transaction. The
Company received the Non-Amortizing Principal Amount on November 15, 2006, because it met certain performance milestones that had been established by Laurus. The Note matures on May
31, 2009 and requires monthly principal payments beginning on June 1, 2007. Interest is payable on the unpaid principal on the Note at a rate per annum equal to the “prime rate”
published in The Wall Street Journal from time to time, plus two percent (2%).

Please see Item 1.01 of the Company’s June 2, 2006 Current Report on Form 8-K, which is incorporated herein by reference, for a description of the terms of the sale of the Note to
Laurus.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

On November 20, 2006, the Company paid to Source Capital Group, Inc. (“Source
Capital”), in consideration of the introduction made by Source Capital of Laurus to the Company, a finder’s fee in the amount of $84,000 and issued to or at the direction of Source Capital common stock purchase warrants (the “Source Warrants”) to purchase up to an aggregate of
400,000 shares of Common Stock at an exercise price of $0.21 per share. The Source Warrants expire on November 15, 2010. The Source Warrants were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering and satisfied the conditions of Rule 506 of the Act, and Source Capital represented to us that it is an “accredited investor,” as defined in the Act.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.
404839/04081.00042

Number	Documents

10.1	Securities Purchase Agreement, dated as of May 31, 2006, between eLEC
Communications Corp. and Laurus Master Fund, Ltd., incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K
dated June 2, 2006

10.2	Secured Term Note, dated as of May 31, 2005, between eLEC
Communications Corp. and Laurus Master Fund, Ltd. incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K
dated June 2, 2006.

10.3	Reaffirmation and Ratification Agreement, dated as of May 31, 2006, executed by eLEC Communications Corp., New Rochelle Telephone
Corp., Telecarrier Services, Inc., Vox Communications Corp., Line One,
Inc., AVI Holding Corp. and TelcoSoftware.com Corp., incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K
dated June 2, 2006.

10.4	Form of Common Stock Purchase Warrant, dated as of November 15,
2006, issued by eLEC Communications Corp. to or on the order of Source
Capital Group, Inc., incorporated by reference to Exhibit 10.6 to the
Company’s Current Report on Form 8-K dated June 2, 2006.

404839/04081.00042
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLEC COMMUNICATIONS CORP.

Date: November 20, 2006	By:	/s/ Paul H. Riss

Paul H. Riss
Chief Executive Officer

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